UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): (September 28, 2017)

RW Holdings NNN REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55776	47-4156046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.

3090 Bristol Street, Suite 550

Costa Mesa, CA 92626

(Address, including Zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (855) 742-4862

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

RW Holdings NNN REIT, Inc (the “Company”) filed a Current Report on Form 8-K on October 4, 2017 (the “Original Form 8-K”) reporting its acquisition on September 28, 2017 of a 72.7% tenant in common interest, through its wholly owned subsidiary RU Martin Santa Clara, CA, LLC, in real estate property consisting of three industrial and office buildings located on two parcels of land with an aggregate net rentable space of approximately 91,740 square feet in Santa Clara, California (the “Santa Clara Property”).

This Amended Current Report on Form 8-K/A is being filed for the purposes of amending the Original Form 8-K to provide (i) the financial information related to such acquisition required by Item 9.01 and (ii) certain additional information with respect to such acquisition. No other changes have been made to the Original Form 8-K.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The following two sentences are added to the end of the disclosure under Item 2.01 of the Original Form 8-K.

The Company accounts for its interest in the Santa Clara Property using the equity method. The Company recognizes 72.7% of the results of operations and receives 72.7% of the cash flow distribution related to the Santa Clara Property.

Item 9.01. Financial Statements and Exhibits

Page
(a) Financial Statements of Businesses Acquired

Santa Clara Property:
Report of Independent Registered Public Accounting Firm	3
Historical Statements of Revenue and Direct Operating Expenses for the Year Ended December 31, 2016 (Audited) and the Six Months Ended June 30, 2017 (Unaudited)	4
Notes to Historical Statements of Revenue and Direct Operating Expenses	5

(b) Unaudited Pro Forma Consolidated Information

Unaudited Pro Forma Consolidated Statements of Operations for the Six Months Ended June 30, 2017 and the Year Ended December 31, 2016	8
Notes to Unaudited Pro Forma Consolidated Statements of Operations	9

Note:

No Pro Forma Consolidated Balance Sheet is presented in this Amended Current Report on Form 8-K/A as the acquisition of the Santa Clara Property was reflected in the unaudited consolidated balance sheet included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September, 30 2017.

2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of RW Holdings NNN REIT, Inc.

We have audited the accompanying historical statement of revenue and direct operating expenses (the “historical statement”) of Santa Clara Property (the “Property”), a three building portfolio located at 2210-2260 Martin Avenue, Santa Clara, California, for the year ended December 31, 2016. This historical statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on the historical statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenue and direct operating expenses, as described in Note 1, of the Property for the year ended December 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

/s/ Anton & Chia, LLP

Newport Beach, California
December 14, 2017

3

SANTA CLARA PROPERTY

HISTORICAL STATEMENTS OF REVENUE AND

DIRECT OPERATING EXPENSES

For the Year Ended December 31, 2016 and

the Six Months Ended June 30, 2017 (unaudited)

	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (unaudited)
REVENUE
Rental income	$1,795,998	$898,011
Tenant reimbursements	193,116	107,626
Total revenues	1,989,114	1,005,637

EXPENSES
Operating and maintenance	75,447	39,866
Property management fees	38,851	19,905
Property taxes	189,083	94,711

Total expenses	303,381	154,482

EXCESS OF REVENUE OVER DIRECT OPERATING EXPENSES	$1,685,733	$851,155

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SANTA CLARA PROPERTY

NOTES TO HISTORICAL STATEMENTS OF REVENUE AND

DIRECT OPERATING EXPENSES

For the Year Ended December 31, 2016 and the Six Months Ended June 30, 2017 (unaudited)

1.	BACKGROUND AND BASIS OF PRESENTATION

RU Martin Santa Clara CA, LLC, an affiliate of RW Holdings NNN REIT, Inc. (the “Company”) acquired the Santa Clara Property (the “Property”), a three building portfolio located at 2210-2260 Martin Avenue Santa Clara, California, from San Tomas Income Partners, LLC, an unrelated third-party, on September 30, 2017. The Property consists of a 91,740 square foot, three office/R&D manufacturing project portfolio. Fujifilm Dimatix leases 100% of the Property under three leases. The historical statement of revenue and direct operating expenses (the “historical statement”) reflects only the operations of the Property and not those of the Company.

The accompanying historical statements of revenue and direct operating expenses has been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (the “SEC”), which requires that certain information with respect to real estate operations be included with certain SEC filings. Revenue and direct operating expenses are presented on the accrual basis of accounting. Rental income is recognized on a straight-line basis over the related lease term.

Certain revenue, costs and expenses that are dependent on the ownership, management and carrying value of the Property have been excluded from the accompanying historical statement. The excluded revenue consist primarily of nonoperating revenue related to the Property. The excluded expenses consist primarily of interest, depreciation and amortization of the Property. Property taxes represent the taxes paid or accrued based upon pre-acquisition assessed value. As a result of the acquisition of the Property, the assessed value and related real estate tax expense may change. Consequently, the excess of revenue over direct operating expenses as presented is not intended to be either a complete presentation of the Property’s historical revenue and expenses or comparable to the proposed future operations of the Property.

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and direct operating expenses during the reporting period to prepare the historical statement of revenues and direct operating expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

Interim Financial Information

The accompanying unaudited historical statement of revenue and direct operating expenses have been prepared in accordance GAAP for interim financial information as contained in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“Codification”), and in conjunction with rules and regulations of the SEC, including Article 10 of Regulation S-X. Accordingly, the unaudited historical statement of revenue and direct operating expenses do not include certain information and footnote disclosures required by GAAP for audited financial statements. In the opinion of management, the unaudited historical statement of revenue and direct operating expenses reflect all adjustments which are of a normal and recurring nature, necessary for a fair and consistent presentation of the financial position and the results for the interim period presented. Operating results for the six months ended June 30, 2017 are not necessarily indicative of the results that may be expected for the entire year or any subsequent interim period.

2.	PROPERTY MANAGEMENT FEES

An affiliate of the former owner of the Property managed the Property. Monthly fees paid for property management services were 2% of rental income. The Property incurred expenses of $42,000 and $19,905 (unaudited) related to property management fees for the year ended December 31, 2016 and for the six months ended June 30, 2017, respectively.

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SANTA CLARA PROPERTY

NOTES TO HISTORICAL STATEMENTS OF REVENUE AND

DIRECT OPERATING EXPENSES

For the Year Ended December 31, 2016 and the Six Months Ended June 30, 2017 (unaudited)

(continued)

3.	RISKS AND UNCERTAINTIES

The real estate industry is cyclical, being dependent in part on the status of local, regional, and national economies. As such, future revenues and expenses achieved by the Property’s management could materially differ from historical results. If tenants were to default on their leases, future revenues of the Property would be severely impacted.

4.	REVENUE RECOGNITION

The leases are accounted for as operating leases. Minimum annual rentals are recognized on a straight-line basis over the term of the related lease.

5.	TENANT CONCENTRATION

The Property is 100% leased to Fujifilm Dimatix, a wholly owned subsidiary of Fujifilm Holdings Corporation.

6.	FUTURE MINIMUM RENTAL INCOME

At December 31, 2016, the Property is leased to Fujifilm under three noncancelable operating leases that expire on March 16, 2026. These leases also provide for additional rents based on certain operating expenses of the Property. Approximate future minimum rents to be received from non-cancelable operating leases, excluding tenant reimbursements, for each of the next five years ending December 31 and thereafter, are summarized as follows:

Year

2017	$1,333,888
2018	1,281,712
2019	1,818,746
2020	2,044,885
2021	2,110,937
Thereafter	9,611,142
$18,201,310

7.	COMMITMENTS AND CONTINGENCIES

The Property is subject to legal claims in the ordinary course of business. Management believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.

In connection with the ownership and operation of the real estate property, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and the Company is not aware of any other environmental condition that management believes will have a material adverse effect on the Property’s results of operations.

8.	SUBSEQUENT EVENTS

The Property evaluated subsequent events through December 14, 2017, the date the historical statements were available to be issued.

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RW Holdings NNN REIT, Inc

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2017 AND THE YEAR ENDED DECEMBER 31, 2016

The following Unaudited Pro Forma Consolidated Statements of Operations for the six months ended June 30, 2017 and the year ended December 31, 2016 are presented as if the Company’s investment in the Santa Clara Property as referenced in the Notes to the audited historical financial information above had occurred as of the beginning of the earliest period presented. These unaudited pro forma consolidated financial statements should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2017. The Pro Forma Consolidated Statements of Operations are unaudited and are not necessarily indicative of what the actual results of operations would have been had the Company’s investment in the Santa Clara Property occurred as of the beginning of the period presented, nor does it purport to present the future results of operations in the Company.

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RW Holdings NNN REIT, Inc

Unaudited Pro Forma Consolidated Statement of Operations

for the six months ended June 30, 2017

	RW Holdings NNN REIT, Inc. (1)	Santa Clara Property		Pro Forma RW Holdings NNN REIT, Inc.
Revenue:
Rental income	$2,063,595	-		$2,063,595
Tenant income	525,646	-		525,646
Total revenue	2,589,241	-		2,589,241

EXPENSES:
Fees to affiliates	308,154	-		308,154
General and administrative	2,018,023	-		2,018,023
Depreciation and amortization	1,156,278	-		1,156,278
Interest expenses	570,005	-		570,005
Property expenses	555,741	-		555,741
Total expenses	4,608,201	-		4,608,201
Less: Expenses reimbursed/ fees waived by sponsor or affiliate	(1,437,969)	-		(1,437,969)
Net expenses	3,170,232	-		3,170,232

Other income:
Interest income	888	-		888
Equity in earnings from unconsolidated entities	167,356	(45,457	)(2)	121,899
Total other income	168,244	(45,457)		122,787

Net income (loss)	$(412,747)	(45,457)		458,204

Net income (loss) per share, basic and diluted	(0.09)			(0.10)

Weighted - average number of common shares outstanding, basic and diluted	4,381,066			4,381,066

See accompanying footnotes to Unaudited Pro Forma Consolidated Statements of Operations.

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RW Holdings NNN REIT, Inc

FOOTNOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2017

(1)	Reflects the Company’s unaudited historical operations for the period indicated as previously filed.

(2)	Reflects the Company’s share of the net income of the Santa Clara Property for the period indicated. In accordance with accounting for investments using the equity method of accounting, the Company’s share of income and losses from the Santa Clara Property is recorded to equity income from unconsolidated joint venture un the consolidated statement of operations.

Pro Forma adjustments have been made to the historical results of operations of the Santa Clara Property for the following items.

•	Straight line rental income for the two leases,
•	Increased property taxes as a result of the acquisition and the related tenant recovery,
•	Depreciation and amortization of the assets acquired,
•	Interest expense on the $14,500,000 mortgage note that is secured by the property, and
•	Asset management fees.

(a)	Reflects the straight-line rental income for the Santa Clara Property calculated assuming the lease commenced on the date the Santa Clara Property was acquired by the Company.
(b)	Reflects the additional tenant reimbursement and property tax expense assuming the Santa Clara Property is reassessed at the purchase price.
(c)	Reflects the removal of the property management fees as the Company does not receive a property management fee.
(d)	The Company has preliminarily allocated the fair value of the identifiable assets and liabilities. Depreciation and amortization are calculated using the straight-line method over the estimated useful lives of 31 years for building, five to nine years for fixtures and building improvements, and the remaining lease term for tenant improvements, in-place lease intangibles and above-market lease intangibles.
(e)	Reflects the interest expense on the $14,500,000 mortgage note payable secured by the Santa Clara Property that bears interest at 3.86% per annum.
(f)	Reflects the asset management fee payable to an affiliate of the Company.

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RW Holdings NNN REIT, Inc

FOOTNOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2017

(continued)

	Actual	Pro Forma Adjustments		Pro Forma
Revenue:
Rental income	$898,011	179,416	(a)	$1,077,427
Tenant reimbursements	107,626	58,289	(b)	165,915
Total revenue	1,005,637	237,705		1,243,342

EXPENSES:
Operating and maintenance	39,866	-		39,866
Property management fees	19,905	(19,905	)(c)	-
Property taxes	94,711	58,289	(b)	153,000
Depreciation and amortization	-	704,095	(d)	704,095
Interest	-	276,914	(e)	276,914
Asset management fees	-	131,985	(f)	131,985
Total expenses	154,482	1,151,378		1,305,860

Excess of revenue over expenses	$851,155	(913,673)		(62,518)

The Company’s shares of excess of revenue over expenses				72.7%

The Company’s equity pick up (($62,518) x 72.7%)				$(45,457)

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RW Holdings NNN REIT, Inc

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

FOR YEAR ENDED DECEMBER 31, 2016

	RW Holdings NNN REIT, Inc.	Santa Clara Property		Pro Forma RW Holdings NNN REIT, Inc.
Revenue:
Rental income	$709,982	-		$709,982
Tenant income	151,762	-		151,762
Total revenue	861,744	-		861,744

EXPENSES:
Fees to affiliates	591,073	-		591,073
General and administrative	1,276,535	-		1,276,535
Depreciation and amortization	493,185	-		493,185
Interest expenses	395,110	-		395,110
Property expenses	171,063	-		171,063
Acquisition costs	73,027	-		73,027
Total expenses	2,999,993	-		2,999,993
Less: Expenses reimbursed/ fees waived by sponsor or affiliates	(979,102)	-		(979,102)
Net expenses	2,020,891	-		2,020,891

Other income:
Interest income	977	-		977
Equity in earnings from unconsolidated	(79,271)	(109,476	)(2)	(188,747)
Total other income	(78,294)	(109,476)		(187,770)

Net income (loss)	$(1,237,441)	(109,476)		$(1,346,917)

Net income (loss) per share, basic and diluted	$(2.89)			$(3.15)

Weighted – average number of common shares outstanding, basic and diluted	428,255			428,255

See accompanying footnotes to Unaudited Pro Forma Consolidated Statements of Operations.

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RW Holdings NNN REIT, Inc

FOOTNOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

(1)	Reflects the Company’s historical operations for the year indicated as previously filed.
(2)	Reflects the Company’s share of the net income of the Santa Clara Property for the year indicated. In accordance with accounting for investments using the equity method of accounting, the Company’s share of income and losses from the Santa Clara Property is recorded to equity income from unconsolidated joint venture un the consolidated statement of operations.

Pro Forma adjustments have been made to the historical results of operations of the Santa Clara Property for the following items.

•	Straight line rental income for the two leases,
•	Increased property taxes as a result of the acquisition and the related tenant recovery,
•	Depreciation and amortization of the principal assets,
•	Interest expense on the $14,500,000 mortgage note that is seconded by the property, and
•	Asset management fees.

(a)	Reflects the straight-line rental income for the Santa Clara Property calculated assuming the lease commenced on the date the Santa Clara Property was acquired by the Company.
(b)	Reflects the additional tenant reimbursement and property tax expense assuming the Santa Clara Property is reassessed at the purchase price.
(c)	Reflects the removal of the property management fees as the Company does not receive a property management fee.
(d)	The Company has preliminarily allocated the fair value of the identifiable assets and liabilities. Depreciation and amortization are calculated using the straight-line method over the estimated useful lives of 31 years for building, five to nine years for fixtures and building improvements, and the remaining lease term for tenant improvements, in-place lease intangibles and above-market lease intangibles.
(e)	Reflects the interest expense on the $14,500,000 mortgage note payable secured by the Santa Clara Property that bears interest at 3.86% per annum.
(f)	Reflects the asset management fee payable to an affiliate of the Company.

12

RW Holdings NNN REIT, Inc

FOOTNOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

(continued)

	Actual	Pro Forma Adjustments		Pro Forma
Revenue:
Rental income	$1,795,998	358,856	(a)	$2,154,854
Tenant reimbursements	193,116	116,527	(b)	309,693
Total revenue	1,989,114	475,433		2,464,547

EXPENSES:
Operating and maintenance	75,447	-		75,447
Property management fees	38,851	(38,851	)(c)	-
Property taxes	189,083	116,917	(b)	306,000
Depreciation and amortization	-	1,408,190	(d)	1,408,190
Interest	-	561,455	(e)	561,455
Asset management fees	-	263,970	(f)	263,970
Total expenses	303,381	(2,311,682)		2,615,063

Excess of revenue over expenses	$1,685,733	(1,836,299)		(150,566)

The Company’s shares of excess of revenue over expenses				72.7%

The Company’s equity pick up (($150,566) x 72.7%)				$(109,476)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RW Holdings NNN REIT, Inc.

Date: December 14, 2017	By:	/s/ John H. Davis
John H Davis
Chief Financial Officer

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